UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 1, 2007


                                 LHC GROUP, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       8082                    71-0918189
____________________________    ________________________     ___________________
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 1, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it has entered into a partnership agreement, effective today, with Howard Memorial Hospital, located in Nashville, Arkansas, to provide home health services. LHC Group will acquire a controlling interest in the assets of Howard Memorial Hospital Home Health Services and will oversee the day-to-day operations. The partnership will operate under the name of Southwest Arkansas HomeCare.


Item 9.01 Financial Statements and Exhibits

(c)     Exhibits
       EXHIBIT NO.          DESCRIPTION
----------------------      -----------------------------------
          99.1              Press Release dated October 1, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LHC GROUP, INC.


                                                     By: /s/ Keith G. Myers
                                                         -----------------------
                                                         Keith G. Myers
                                                         Chief Executive Officer


Dated: October 1, 2007

                                INDEX TO EXHIBITS


  EXHIBIT NO.   DESCRIPTION
--------------  ----------------------------------------------------------------
     99.1       Press Release announcing the Transaction, dated October 1, 2007.